EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Ross Stores, Inc. (the “Company”) on Form 10-Q for the quarter ended November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John G. Call, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”) , that, to the best of my knowledge:

(1)                    The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 12, 2003	/s/ J. Call
John G. Call,
Senior Vice President,
Chief Financial Officer,
Principal Accounting Officer and
Corporate Secretary

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.